UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 26, 2010
MERCER INTERNATIONAL INC.
(Exact name of Registrant as specified in its charter)
Washington
(State or other jurisdiction of incorporation or organization)

000-51826 (Commission File Number)	47-0956945 (I.R.S. Employer Identification No.)
Suite 2840, 650 West Georgia Street, Vancouver, British Columbia, Canada V6B 4N8
(Address of Office)
(604) 684-1099
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On January 26, 2010, Mercer International Inc. (the “Company”) issued an aggregate of $22,012,490 principal amount (the “Notes”) of its 8.5% Convertible Senior Subordinated Notes due 2012 (the “2012 Notes”). The Notes were issued pursuant to terms of the Company’s exchange offer (the “Exchange Offer”) for up to a maximum of $23,625,000 aggregate principal amount of its outstanding 8.5% Convertible Senior Subordinated Notes due 2010 (the “2010 Notes”), which expired at 5:00 p.m., New York City time, on January 21, 2010.
The Notes were issued pursuant to an indenture, dated as of December 10, 2009 (the “Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”). The Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the “TIA”) and the terms of the Notes include those set forth in the Indenture and those made part of the Indenture by reference to the TIA.
The Notes are an additional issuance of the 2012 Notes and will be treated under the Indenture as a single series with the outstanding $43,811,653 aggregate principal amount of 2012 Notes issued by the Company pursuant to the terms of a private exchange completed in December 2009. The Company is permitted to issue up to $72,500,000 aggregate principal amount of 2012 Notes under the Indenture.
The description below is a summary of certain selected terms of the Indenture and the Notes. It does not purport to be complete and is qualified in its entirety by the complete text of the Indenture a copy of which is filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated December 10, 2009 and is incorporated herein by reference.
General
The Notes are unsecured senior subordinated obligations of the Company and are subordinate in right of payment to the Company’s existing and future senior indebtedness, including the Company’s 9.25% senior notes, and rank equally with the 2010 Notes. The Notes are limited to $72,500,000 in aggregate principal amount and are issued in denominations of $1,000 and integral multiples of $1.00 in excess thereof. The Notes will mature on January 15, 2012 unless earlier redeemed at the Company’s option or converted or repurchased by the Company at the option of the holders of the Notes (the “Holders”). No sinking fund is provided for the Notes.
Interest
The Notes bear interest at the annual rate of 8.5% and will accrue from December 10, 2009. Interest on the Notes is payable by the Company on January 15 and July 15 of each year, commencing July 15, 2010. Interest on the Notes is paid on the basis of a 360-day year comprised of twelve 30-day months.
Conversion
The Notes are convertible, at the option of the Holders, unless previously redeemed or repurchased, at any time until the close of business on the last business day prior to maturity. The Notes are convertible into shares of the Company’s common stock at a conversion price of $3.30 per share, (equal to a conversion rate of approximately 303 shares per $1,000 principal amount of Notes), subject to certain adjustments.

Repurchase upon Change of Control
Holders have the right to require the Company to purchase all or any part of the Notes, 30 business days after the occurrence of a change in control in the Company at a purchase price equal to the principal amount thereof plus accrued and unpaid interest to the date of purchase.
Optional Redemption by the Company
The Notes will be redeemable by the Company beginning July 15, 2011, at the Company’s option in whole, or in part, upon not less than 30 and not more than 60 days’ notice at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest up to, but not including, the date of redemption.
Covenants
The Indenture limits the incurrence by the Company, but not by its subsidiaries, of senior indebtedness.
Events of Default
Each of the following will constitute an event of default under the Indenture:
•	the Company fails to pay principal on any Note when due, whether or not prohibited by the subordination provisions of the Indenture;
•	the Company fails to pay any interest on any Note when due if such failure continues for 30 days, whether or not prohibited by the subordination provisions of the Indenture;
•	the Company fails to perform any other agreement required of it in the Indenture if such failure continues for 60 days after notice is given in accordance with the Indenture;
•	the Company fails to pay the purchase price of any Note when due, whether or not prohibited by the subordination provisions of the Indenture;
•	the Company fails to provide timely notice of a change in control if such failure continues for 30 days after such change of control;
•	any indebtedness for money borrowed by the Company or one of its significant subsidiaries (as defined in the Indenture) (all or substantially all of the outstanding voting securities of which are owned, directly, or indirectly, by the Company) in an aggregate outstanding principal amount in excess of $10.0 million is not paid at final maturity or upon acceleration and such indebtedness is not discharged, or such acceleration is not cured or rescinded, within 30 days after written notice as provided in the Indenture; and
•	certain events in bankruptcy, insolvency or reorganization of the Company or any of its significant subsidiaries.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
The Notes were issued pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, contained in Section 3(a)(9) thereof on the basis that the Exchange Offer constituted an exchange with existing holders of the Company’s securities and no commission or other remuneration was paid or given directly or indirectly to any party for soliciting such exchange.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

4.1
Indenture, dated as of December 10, 2009, between Mercer International Inc. and Wells Fargo Bank, National Association, as trustee. Incorporated by reference from the Company’s Current Report on Form 8-K dated December 10, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.
/s/ David M. Gandossi
David M. Gandossi
Date: January 27, 2010	Chief Financial Officer

MERCER INTERNATIONAL INC.
FORM 8-K
EXHIBIT INDEX

Exhibit Number	Description

4.1
Indenture, dated as of December 10, 2009, between Mercer International Inc. and Wells Fargo Bank, National Association, as trustee. Incorporated by reference from the Company’s Current Report on Form 8-K dated December 10, 2009.